UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2023
Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-41862	98-1153847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 405-5200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement
On November 14, 2023, in connection with the initial public offering (the “Offering”) of Class B common shares of Hamilton Group, Ltd. (the “Company”), the Company entered into the Shareholders Agreement, dated as of November 14, 2023, by and among the Company and the shareholders listed therein. The Shareholders Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 14, 2023, in connection with the Offering of Class B common shares of the Company, the Company’s fourth amended and restated bye-laws (the “Bye-laws”) became effective. The registration statement and final prospectus for the Offering in the section titled “Description of Share Capital” described the provisions of the Bye-laws, which were approved by the Company’s board of directors and shareholders to be effective upon the closing of the Offering. The foregoing description of the Bye-laws is qualified in its entirety by reference to the Bye-laws filed as Exhibit 3.2 hereto, which is incorporated by reference herein.
Item 8.01 Other Events.
On November 9, 2023, the Company issued a press release announcing the pricing of the Offering and on November 14, 2023, the Company issued a press release announcing the closing of the Offering (together, the “Press Releases”). The Press Releases are filed as Exhibits 99.1 and 99.2 hereto and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
3.2	Fourth Amended and Restated Bye-laws of Hamilton Insurance Group, Ltd.
10.1	Shareholders Agreement, dated as of November 14, 2023, by and among Hamilton Insurance Group, Ltd. and the shareholders listed therein.
99.1	Press Release, dated November 9, 2023, issued by Hamilton Insurance Group, Ltd.
99.2	Press Release, dated November 14, 2023, issued by Hamilton Insurance Group, Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2023	Hamilton Insurance Group, Ltd.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel